AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 3, 2002.
                                                 REGISTRATION  NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                               ------------------

                              NUEVO ENERGY COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


              DELAWARE                              76-0304436
    (STATE OR OTHER JURISDICTION                 (I.R.S. EMPLOYER
  OF INCORPORATION OR ORGANIZATION)           IDENTIFICATION NUMBER)


               1021 MAIN STREET, SUITE 2100, HOUSTON, TEXAS 77002
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                              NUEVO ENERGY COMPANY
                        JANET F. CLARK STOCK OPTION PLAN
                       GEORGE B. NILSEN STOCK OPTION PLAN
                              (FULL TITLE OF PLAN)

                               BRUCE K. MURCHISON
                              1021 MAIN, SUITE 2100
                              HOUSTON, TEXAS 77002
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                 (713) 652-0706
          (TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                    COPY TO:
                              HAYNES AND BOONE, LLP
                           1000 LOUISIANA, SUITE 4300
                              HOUSTON, TEXAS 77002
                            ATTN: GEORGE G. YOUNG III
                                 (713) 547-2081

                               ------------------

                         CALCULATION OF REGISTRATION FEE

==================================================================================================================
                                                            PROPOSED MAXIMUM     PROPOSED MAXIMUM     AMOUNT OF
                                           AMOUNT TO BE     OFFERING PRICE PER       AGGREGATE        REGISTRATION
  TITLE OF SECURITIES TO BE REGISTERED      REGISTERED             SHARE           OFFERING PRICE         FEE
------------------------------------------------------------------------------------------------------------------
Common Stock, par value $0.01 per
share (1) (2) (3)                              225,000           $12.00              $2,700,000          $248.40
==================================================================================================================

(1) Including preferred stock purchase rights issued under our Shareholders Rights Plan, dated March 5, 1997.
(2) In addition pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plans described herein.
(3) Pursuant to Rule 457(h) of the Securities Act of 1933, the offering price and registration fee is computed upon the basis of the price at which the options may be exercised.

                                     PART I


              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS


ITEM 1.  PLAN INFORMATION.*


ITEM 2.  REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.*


         *Information specified in Part I of Form S-8 (Items 1 and 2) will be sent or given to our employees and officers participating in the Janet F. Clark Stock Option Plan and the George B. Nilsen Stock Option Plan (the "Plans") as specified by Rule 428(b)(1) under the Securities Act of 1933.


                                     PART II


               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         The following documents filed by us with the Securities and Exchange Commission pursuant to Section 13 of the Securities Exchange Act of 1934, are incorporated herein by reference:

     o  Annual Report on Form 10-K for the fiscal year ended December 31, 2001.
     o The description of common stock contained in our Registration Statement on Form 8-A, filed with the Commission on May 15, 1990, including any future amendment or report filed for the purpose of updating such description.

         All documents subsequently filed by us pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment which indicates that all securities offered under the Plans have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be part hereof from the date of the filing of such documents.

         Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part hereof.

ITEM 4.  DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5.  INTERESTS OF NAMED PERSONS AND COUNSEL.

         Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Section 145 of the General Corporation Law of the State of Delaware, pursuant to which we are incorporated, provides generally and in pertinent part that a Delaware corporation may indemnify its directors, officers, employees and agents (or persons serving at our request as a director, officer, employee or agent of another entity) against expenses, judgments, fines, and settlements actually and reasonably incurred by them in connection with any civil, criminal, administrative, or investigative suit or action except actions by or in the right of the corporation if, in connection with the matters in issue, they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, and in connection with any criminal suit or proceeding, if in connection with the matters in issue, they had no reasonable cause to believe their conduct was unlawful. Section 145 further provides that in connection with the defense or settlement of any action by or in the right of the corporation, a Delaware corporation may indemnify its directors, officers, employees and agents (or persons serving at our request as a director, officer, employee or agent of another entity) against expenses actually and reasonably incurred by them if, in connection with the matters in issue, they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification may be made in respect of any claim, issue, or matter as to which such person has been adjudged liable to the corporation unless the Delaware Court of Chancery or other court in which such action or suit is brought approves such indemnification. Section 145 further permits a Delaware corporation to grant its directors and officers additional rights of indemnification through bylaw provisions and otherwise, and or purchase indemnity insurance on behalf of its directors and officers. Article Nine of our Certificate of Incorporation, as amended, and Article VII of our Bylaws, as amended, provide, in general, that we may indemnify our directors, officers, employees and agents (or persons serving at our request as a director, officer, employee or agent of another entity) to the full extent of Delaware law.

         We have purchased directors and officers liability insurance policy which insures, among other things, (i) our officers and directors from any claim arising out of an alleged wrongful act by such persons while acting as our directors and officers and (ii) us to the extent that we have indemnified the directors and officers for such loss.


ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not Applicable.

ITEM 8.  EXHIBITS.


                                                                   INCORPORATED BY
        EXHIBIT NUMBER                  DESCRIPTION                REFERENCE FROM               FILED HEREWITH
        --------------                 ------------           -------------------------         --------------
            4.1                    Specimen Common Stock      Incorporated by reference
                                       Certificate             from exhibit 4.1 of the
                                                               Company's Registration
                                                               Statement on Form S-4,
                                                                 Reg. No. 33-33873

            4.2                        Certificate of         Incorporated by reference
                                    Incorporation of the         from Exhibit 3.1 to
                                          Company              Quarterly Report on Form
                                                               10-Q for the quarterly
                                                             period ended June 30, 1999

            4.3                   Certificate of Amendment     Incorporated by reference
                                    to the Certificate of        from Exhibit 3.2 to
                                   Incorporation of the       Quarterly Report on Form
                                          Company              10-Q for the quarterly
                                                              period ended June 30, 1999

            4.4                    Bylaws of the Company      Incorporated by reference
                                                                 from Exhibit 3.3 to
                                                              Quarterly Report on Form
                                                               10-Q for the quarterly
                                                             period ended June 30, 1999

            4.5                  Amendment to section 3.1     Incorporated by reference
                                  of the Bylaws of Nuevo         from Exhibit 3.4 to
                                      Energy Company          Quarterly Report on Form
                                                               10-Q for the quarterly
                                                             period ended June 30, 1999

            5.1                        Opinion of
                                 Haynes and Boone, LLP                                                  X

           15.1                   Letter re unaudited
                                   interim financial
                                     information*

           23.1                        Consent of
                                   ARTHUR ANDERSEN LLP                                                 X

           23.2                        Consent of                                             Included as part of
                                 Haynes and Boone, LLP                                            Exhibit 5.1

           24                       Power of attorney                                       Signature Page to this
                                                                                            Registration Statement


                                                                   INCORPORATED BY
        EXHIBIT NUMBER                  DESCRIPTION                REFERENCE FROM               FILED HEREWITH
        --------------                 ------------           -------------------------         --------------
           99.1                    Janet F. Clark Stock      Incorporated by reference
                                        Option Plan             from Exhibit 10.35 to
                                                             Annual Report on Form 10-K
                                                                 for the year ended
                                                                  December 31, 2001

           99.2                   George B. Nilsen Stock      Incorporated by reference
                                        Option Plan             from Exhibit 10.36 to
                                                             Annual Report on Form 10-K
                                                                 for the year ended
                                                                  December 31, 2001

*Not applicable

ITEM 9.  UNDERTAKINGS.

(a)      We hereby undertake:

              (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                  (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of a prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement;

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

         provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by us pursuant to Section 13 or
         Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

              (2) That, for the purpose of determining any liability under the
                  Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

              (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) We hereby undertake that, for purposes of determining any liability under the Securities Act of 1933, each filing of our annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefits plan's annual report pursuant to
              Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration

              Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (h) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Houston, State of Texas, on March 29, 2002.


                                        NUEVO ENERGY COMPANY



                                        By: /s/ James L. Payne
                                           -------------------------------------
                                           James L. Payne
                                           Chairman, President and Chief
                                            Executive Officer

                                POWER OF ATTORNEY

         Each of the undersigned hereby appoints James L. Payne as attorney and agent for the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 any and all amendments and exhibits to this Registration Statement and any and all applications, instruments and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite or desirable.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 29, 2002.

Signature                                  Title
--------                                   -----
/s/ James L. Payne                         Chairman, President and Chief
----------------------------------------   Executive Officer (principal
James L. Payne                             executive officer)


/s/ Janet F. Clark                         Chief Financial Officer (principal
----------------------------------------   accounting and financial officer)
Janet F. Clark


/s/ Robert L. Gerry III                    Director
----------------------------------------
Robert L. Gerry III


/s/ Gary R. Petersen
----------------------------------------   Director
Gary R. Petersen


/s/ James T. Jongebloed                    Director
----------------------------------------
James T. Jongebloed


/s/ Isaac Arnold, Jr.                      Director
----------------------------------------
Isaac Arnold, Jr.


/s/ David Ross                             Director
----------------------------------------
David Ross


/s/ Robert W. Shower                       Director
----------------------------------------
Robert W. Shower


/s/ Charles M. Elson                       Director
----------------------------------------
Charles M. Elson


/s/ David H. Batchelder                    Director
----------------------------------------
David H. Batchelder

                                  EXHIBIT INDEX



                                                                   INCORPORATED BY
        EXHIBIT NUMBER                  DESCRIPTION                REFERENCE FROM               FILED HEREWITH
        --------------                 ------------           -------------------------         --------------
            4.1                    Specimen Common Stock      Incorporated by reference
                                       Certificate             from exhibit 4.1 of the
                                                               Company's Registration
                                                               Statement on Form S-4,
                                                                 Reg. No. 33-33873

            4.2                        Certificate of         Incorporated by reference
                                    Incorporation of the         from Exhibit 3.1 to
                                          Company              Quarterly Report on Form
                                                               10-Q for the quarterly
                                                             period ended June 30, 1999

            4.3                   Certificate of Amendment     Incorporated by reference
                                    to the Certificate of        from Exhibit 3.2 to
                                   Incorporation of the       Quarterly Report on Form
                                          Company              10-Q for the quarterly
                                                              period ended June 30, 1999

            4.4                    Bylaws of the Company      Incorporated by reference
                                                                 from Exhibit 3.3 to
                                                              Quarterly Report on Form
                                                               10-Q for the quarterly
                                                             period ended June 30, 1999

            4.5                  Amendment to section 3.1     Incorporated by reference
                                  of the Bylaws of Nuevo         from Exhibit 3.4 to
                                      Energy Company          Quarterly Report on Form
                                                               10-Q for the quarterly
                                                             period ended June 30, 1999

            5.1                        Opinion of
                                 Haynes and Boone, LLP                                                  X

           15.1                   Letter re unaudited
                                   interim financial
                                     information*

           23.1                        Consent of
                                   ARTHUR ANDERSEN LLP                                                 X

           23.2                        Consent of                                             Included as part of
                                 Haynes and Boone, LLP                                            Exhibit 5.1

           24                       Power of attorney                                       Signature Page to this
                                                                                            Registration Statement


                                                                   INCORPORATED BY
        EXHIBIT NUMBER                  DESCRIPTION                REFERENCE FROM               FILED HEREWITH
        --------------                 ------------           -------------------------         --------------
           99.1                    Janet F. Clark Stock      Incorporated by reference
                                        Option Plan             from Exhibit 10.35 to
                                                             Annual Report on Form 10-K
                                                                 for the year ended
                                                                  December 31, 2001

           99.2                   George B. Nilsen Stock      Incorporated by reference
                                        Option Plan             from Exhibit 10.36 to
                                                             Annual Report on Form 10-K
                                                                 for the year ended
                                                                  December 31, 2001

*Not applicable